Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
As adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of ACCO Brands Corporation on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on August 14, 2006, (the “Report”), I, David D. Campbell, Chief Executive Officer of ACCO Brands Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACCO Brands Corporation.

By:	/s/ David D. Campbell
David D. Campbell
Chairman of the Board and Chief Executive Officer

August 14, 2006

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